[PIONEER LOGO]




Pioneer
Capital Growth
Fund

SEMIANNUAL REPORT 4/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                           1

Portfolio Summary                                  2

Performance Update                                 3

Portfolio Management Discussion                    7

Schedule of Investments                           10

Financial Statements                              17

Notes to Financial Statements                     24

Report of Independent Public Accountants          29

Trustees, Officers and Service Providers          30

The Pioneer Family of Mutual Funds                31

Programs and Services for Pioneer Shareowners     32

Retirement Plans from Pioneer                     34

Pioneer Capital Growth Fund

-------------------------------------
LETTER FROM THE CHAIRMAN 4/30/99
-------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to welcome you to this report for Pioneer Capital Growth Fund, covering the six months ended April 30, 1999. On behalf of your investment team, I thank you for your interest and this opportunity to comment on the Fund's progress and the challenges facing today's investors.

Amid much fanfare, in March the Dow Jones Industrial Average roared above 10,000 for the first time in its 103-year history. Although considered a momentous event by some, in actuality the Dow measures the progress of only 30 large company stocks. Most other stocks have not participated in this explosive rise, but languished in 1998 and early 1999. That may be starting to change, however. Even as the Dow pushed on toward 11,000 in April, prices of smaller, value-oriented stocks noticeably improved. This is welcome news for investors with diversified portfolios and your Fund.

Pioneer Capital Growth Fund generated a solid return for the period. And, it has performed particularly well in 1999, especially after February when investors began to broaden their interest beyond the Dow. In addition, we recently formalized the Fund's focus on mid-sized companies with market values within the range of the Standard & Poor's MidCap 400 Index.

Turning to other matters, for those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Strategic Income Fund. The Fund's portfolio holds several types of bonds, including high-yield, international and U.S. investment-grade issues. To receive a prospectus for our newest fund - which you should read carefully before you invest or send any money - or if you have questions regarding Pioneer Capital Growth Fund, please contact your investment professional. Or call Pioneer at 1-800-225-6292. You can also visit our web site at www.pioneerfunds.com.

Respectfully,

/s/ John F. Cogan, Jr.
----------------------
John F. Cogan, Jr.
Chairman and President

Pioneer Capital Growth Fund

--------------------------------------------------
PORTFOLIO SUMMARY 4/30/99
--------------------------------------------------

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]
U.S. Common Stocks                           96%
Short-Term Cash Equivalents                   2%
International Common Stocks                   1%
Depositary Receipts for International Stocks  1%
[END PIE CHART]


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

[PIE CHART]
Technology                         18%
Financial                          17%
Consumer Staples                   14%
Utilities                          11%
Capital Goods                      10%
Consumer Cyclicals                  9%
Basic Materials                     6%
Communication Services              5%
Healthcare                          5%
Other                               5%
[END PIE CHART]


1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
 (As a percentage of equity holdings)

  1. NCR Corp.                  3.18%          6. Imation Corp.              2.35%
  2. McDonald's Corp.           3.16           7. Viacom, Inc. (Class B)     2.13
                                                  (Non-voting)
  3. Frontier Corp.             2.96           8. First Data Corp.           1.77
  4. Columbia/HCA Healthcare    2.50           9. Newell Rubbermaid Co.      1.70
     Corp.
  5. Sealed Air Corp.           2.36          10. Marshall & Ilsley Corp.    1.67

 Fund holdings will vary for other periods.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                                        CLASS A SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/99         10/31/98
                            $20.73          $19.02

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                            $0.019             -                $0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------
Average Annual Total Returns
(As of April 30, 1999)

                Net Asset     Public Offering
 Period           Value           Price*
 Life-of-Fund    15.14%           14.37%
 (7/25/90)
 5 Years         14.14            12.80
 1 Year          -8.14           -13.43

-------------------------------------------------

* Reflects deduction of the maximum
5.75% sales charge at the beginning
of the period and assumes reinvestment
of distributions at net asset value.


[PLOT POINTS FOR MOUNTAIN CHART]
       Pioneer      Standard &
       Capital      Poor's 500
     Growth Fund*     Index

7/90     9425        10000
         6732         8620
4/91     9470        10824
        10395        11500
4/92    12315        12339
        11526        12644
4/93    14341        13478
        15743        14531
4/94    16752        14196
        18738        15091
4/95    20575        16668
        22359        19075
4/96    26375        21697
        25292        23663
4/97    26832        27144
        31026        31254
4/98    35327        38286
        28315        38131
4/99    32453        46637
[END MOUNTAIN CHART]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                                        CLASS B SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/99         10/31/98
                            $20.10          $18.52

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                                -               -               $0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

-------------------------------------------
  Average Annual Total Returns
  (As of April 30, 1999)

                    If          If
   Period          Held      Redeemed*
   Life-of-Fund   13.80%      13.69%
   (4/4/94)
   5 Years        13.29       13.17
   1 Year         -8.86      -12.33

---------------------------------------------

* Reflects deduction of the maximum
  applicable contingent deferred sales
  charge (CDSC) at the end of the period
  and assumes reinvestment of distributions.
  The maximum CDSC of 4% declines over six years.


[PLOT POINTS FOR MOUNTAIN CHART]
       Pioneer      Standard &
       Capital      Poor's 500
     Growth Fund*     Index

4/94    10000        10000
        10321        10299
        10489        10545
10/94   11513        10949
        11396        10984
4/95    12589        12093
        13789        13293
10/95   13633        13839
        14639        15224
4/96    16019        15741
        14726        15491
10/96   15306        17168
        16635        19228
4/97    16168        19693
        18790        23561
10/97   18627        22675
        18476        24398
4/98    21137        27777
        19114        28106
10/98   16882        27664
        17711        32327
4/99    19164        33836
[END MOUNTAIN CHART]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                                        CLASS C SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/99         10/31/98
                            $20.04          $18.49

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                                -               -               $0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------
  Average Annual Total Returns
  (As of April 30, 1999)

                    If         If
   Period          Held     Redeemed*
   Life-of-Fund   8.78%       8.78%
   (1/31/96)
   1 Year        -8.92       -8.92

-------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.


[PLOT POINTS FOR MOUNTAIN CHART]
       Pioneer      Standard &
       Capital      Poor's 500
     Growth Fund*     Index

1/96    10000        10000
4/96    10931        10340
        10054        10175
10/96   10449        11277
        11359        12630
4/97    11045        12935
        12833        15476
10/97   12721        14894
        12619        16026
4/98    14433        18245
        13055        18462
10/98   11527        18171
        12088        21234
4/99    13144        22225
[END MOUNTAIN CHART]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 4/30/99                                        CLASS Y SHARES
--------------------------------------------------------------------------------

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                  4/30/99         10/31/98
                            $20.69          $19.06

 Distributions per Share    Income          Short-Term          Long-Term
 (10/31/98 - 4/30/99)       Dividends       Capital Gains       Capital Gains
                            $0.137               -              $0.918

I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Capital Growth Fund, compared to the growth of the Standard & Poor's 500 Index.

-----------------------------------------------
  Cumulative Total Returns*
  (As of April 30, 1999)

                     If           If
   Period           Held       Redeemed
   Life-of-Fund    -4.80%      -4.80%
   (7/2/98)

-----------------------------------------------
* Assumes reinvestment of distributions.


[PLOT POINTS FOR MOUNTAIN CHART]
       Pioneer      Standard &
       Capital      Poor's 500
     Growth Fund*     Index

7/98    10000        10000
         9352         9788
         7739         8373
         7796         8910
10/98    8287         9634
         8391        10217
         8719        10806
1/99     8724        11258
         8461        10908
         8921        11344
4/99     9520        11783
[END MOUNTAIN CHART]


The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/99
--------------------------------------------------------------------------------

The first half of Pioneer Capital Growth Fund's fiscal year ended on April 30, 1999. In the following discussion Rod Wright, who leads the Fund's portfolio management team, provides an update on the economic environment and investment strategies that shaped the Fund's improved performance over the period.

Q: Large growth stocks have been getting most of investors' attention for the last year. How did value stocks perform?

A: Value stocks have been out of favor for the last two years, but the difference in the performance of value and growth stocks since last summer's market correction was particularly extreme by historical measures. For example, for the first two months of the period, the growth component of the Standard & Poor's 500 Index generated a total return of 15%, well above the value component's 9% return. This disparity continued into the beginning of 1999. In February, though, we started to see a shift in investor sentiment. Since then, value stocks have shown signs of life and growth stocks have weakened.

Q: How did the Fund perform during the period?

A: The Fund's Class A shares returned 14.61%, Class B shares 14.17% and Class C shares 14.03%, all at net asset value. In comparison, the Standard & Poor's 500 Index generated a total return of 22.32%. The performance gap between growth and value closed in recent months, and the growth component of the S&P 500 returned 22.56% compared to the value component's 21.66% for the period as a whole. We are pleased to note that the Fund kept pace with the overall S&P 500 Index from January 1 through April 30.

Q: The Fund is focused on mid-cap stocks. Why?

A: That's where we've been finding the most, and some of the best, value. In fact, we recently formalized the Fund's focus on mid-caps, mostly meaning companies with market capitalizations between $1 and $10 billion. We believe mid-cap companies can provide the best of both worlds when you compare them to small and large businesses. First,

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 4/30/99                          (continued)
--------------------------------------------------------------------------------

   compared to small companies, mid-caps tend to have longer operating histories, stronger market niches, better financial resources and more experienced managements. Relative to large companies, mid-caps are typically less well known and have a greater ability to react to changes in their environment. In addition, mid-caps often make attractive acquisition candidates. Lastly, they have dramatically underperformed large-cap issues over the past few years, and we believe they have the potential to drive the market for sustained periods.

Q: In the Fund's October 31 annual report you mentioned that NCR, Eastman Kodak,
   Frontier, McDonald's and Viacom were attractive holdings. What's the update on these stocks?

A: We liquidated the holding in Eastman Kodak, and locked in profits after it reached our price target. NCR, Frontier, McDonald's and Viacom remain in the Fund. NCR performed very well over the period, and we continue to think it has potential for growth. Frontier was one of the Fund's strong performers; its share price rocketed up following Global Crossing Ltd.'s March buyout offer. Historically, McDonald's has had a tremendous ability to grow through internal financing, which gives it a major advantage over its competitors. We reduced the position in Viacom, but we still believe the company will prosper because of its financial position and strong franchises in MTV, Nickelodeon, Paramount Studios and Blockbuster Video.

Q: When evaluating individual stocks, what do you look for?

A: Our value orientation typically leads us to stocks of companies that, for one reason or another, are currently out of favor. The key to our analysis is distinguishing between companies that have the ability to rebound from short-term difficulties and those that are down because they are losing market share and are in poor financial condition. We prefer companies that have strong franchises, with healthy balance sheets and creative managements. It's an intensive process, and one advantage that we do have is the depth of Pioneer's strong research staff.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Q: Can you give an example of how the process works?

A: Borders Group, a relatively new portfolio holding, is a prime example. The company's stock price was under pressure last year, even though our fundamental research revealed a different story. Throughout 1998 investors flocked to Internet-related companies like Amazon.com, whose stock showed tremendous gains. Quite frankly, while Amazon.com is building a nice franchise and may have a bright future, as an investment we think it is still too far away from generating earnings. Conversely, Borders' stock price sank more than 50% last year, but we think it represents a classic value opportunity. Borders is a well-managed, and basically debt-free, company that continues to produce solid earnings. The Internet is very powerful but we think it's unlikely that physical book stores will disappear. In short, we believe Borders is in a position to thrive and, in turn, make a significant contribution to Fund performance.

Q: What is your outlook for mid-cap stocks and the Fund?

A: We are very enthusiastic about the prospects for mid-sized companies, especially since we believe the economy will remain strong. Valuations for mid-cap stocks relative to large-cap stocks are now very attractive. Although mid-cap stocks have underperformed large company stocks for the last five years, you only need to go back to 1991 to find a three-year period where the exact opposite occurred.

   Regardless of what happens in the market this year, however, it is important for investors to keep in mind that the market's preference for value and growth tends to move in cycles. While investors have preferred growth stocks over the last two years, we encourage you to use a diversified approach that includes value.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99
--------------------------------------------------------------------------------

Shares                                                          Value
               COMMON STOCKS - 97.5%
               Basic Materials - 6.0%
               Chemicals - 1.3%
  750,000      The Geon Co.                            $   22,968,750
                                                       --------------
               Chemicals (Diversified) - 0.7%
  250,000      Monsanto Co.                            $   11,312,500
                                                       --------------
               Chemicals (Specialty) - 1.4%
  830,000      Borden Chemicals & Plastics, L.P.       $    7,521,875
1,150,000      Wellman, Inc.                               16,459,375
                                                       --------------
                                                       $   23,981,250
                                                       --------------
               Gold & Precious Metals Mining - 0.5%
  425,000      Barrick Gold Corp.                      $    8,553,125
                                                       --------------
               Metals Mining - 0.3%
  450,000      USEC Inc.                               $    5,596,875
                                                       --------------
               Paper & Forest Products - 1.8%
  200,000      Bowater, Inc.                           $   10,725,000
  950,000      Louisiana-Pacific Corp.                     19,771,874
                                                       --------------
                                                       $   30,496,874
                                                       --------------
               Total Basic Materials                   $  102,909,374
                                                       --------------
               Capital Goods - 10.1%
               Aerospace/Defense - 0.7%
  275,000      Precision Cast Part Corp.               $   11,756,250
                                                       --------------
               Electrical Equipment - 3.7%
  500,000      CommScope, Inc.*                        $   12,187,500
  450,000      Molex, Inc.                                 14,512,500
  200,000      Molex, Inc. (Non-voting)                     5,775,000
  400,000      SCI Systems, Inc.*                          15,225,000
  900,000      Vishay Intertechnology, Inc.                15,693,750
                                                       --------------
                                                       $   63,393,750
                                                       --------------
               Engineering & Construction - 1.2%
1,820,800      Morrison Knudsen Corp.*                 $   19,801,200
                                                       --------------
               Machinery (Diversified) - 1.0%
  531,000      Kaydon Corp.                            $   17,921,250
                                                       --------------
               Manufacturing (Specialized) - 2.3%
  650,000      Sealed Air Corp.*                       $   39,528,125
                                                       --------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
               Metal Fabricators - 1.2%
  270,000      Avondale Industries, Inc.*                      $    8,319,375
  830,000      Brush Wellman, Inc.+                                12,501,875
                                                               --------------
                                                               $   20,821,250
                                                               --------------
               Total Capital Goods                             $  173,221,825
                                                               --------------
               Communication Services - 4.5%
               Telephone - 4.5%
  200,000      Alltel Corp.                                    $   13,487,500
  900,000      Frontier Corp.                                      49,668,750
  225,000      Telephone and Data Systems, Inc.                    13,471,875
                                                               --------------
                                                               $   76,628,125
                                                               --------------
               Total Communication Services                    $   76,628,125
                                                               --------------
               Consumer Cyclicals - 8.9%
               Auto Parts & Equipment - 1.6%
  400,000      ITT Industries Inc.                             $   14,400,000
  300,000      Lear Corp.*                                         13,762,500
                                                               --------------
                                                               $   28,162,500
                                                               --------------
               Consumer (Jewelry, Novelties & Gifts) - 0.2%
  153,300      Jostens, Inc.                                   $    3,286,369
                                                               --------------
               Leisure Time (Products) - 1.9%
  195,000      Arctic Cat Inc.                                 $    1,681,875
  700,000      Hasbro, Inc.                                        23,887,500
  300,000      Mattel Inc.                                          7,762,500
                                                               --------------
                                                               $   33,331,875
                                                               --------------
               Publishing - 0.7%
  700,000      PRIMEDIA, Inc.*                                 $   11,331,250
                                                               --------------
               Retail (Specialty) - 3.9%
  300,000      Borders Group, Inc.*                            $    4,331,250
  840,000      Cole National Corp.*+                               13,020,000
  826,000      Helig-Myers Co.                                      4,852,750
  400,000      OfficeMax, Inc.*                                     4,050,000
1,575,000      Pep Boys - Manny, Moe & Jack                        22,542,188
1,862,600      Venator Group Inc.*                                 18,043,938
                                                               --------------
                                                               $   66,840,126
                                                               --------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                 Value
               Textiles (Apparel) - 0.6%
  950,000      The Stride Rite Corp.                          $   11,103,125
                                                              --------------
               Total Consumer Cyclicals                       $  154,055,245
                                                              --------------
               Consumer Staples - 13.8%
               Entertainment - 2.1%
  875,000      Viacom, Inc. (Class B) (Non-voting)*           $   35,765,625
                                                              --------------
               Foods - 2.7%
  275,000      Hershey Foods Corp.                            $   14,471,875
  200,000      Ralston Purina Co.                                  6,100,000
  200,000      Sara Lee Corp.                                      4,450,000
1,000,000      Tyson Foods, Inc.                                  20,687,500
                                                              --------------
                                                              $   45,709,375
                                                              --------------
               Housewares - 1.7%
  600,000      Newell Rubbermaid Co.                          $   28,462,500
                                                              --------------
               Restaurants - 3.8%
1,150,000      Lone Star Steakhouse & Saloon, Inc.*           $   12,506,250
1,250,000      McDonald's Corp.                                   52,968,750
                                                              --------------
                                                              $   65,475,000
                                                              --------------
               Retail Stores (Food Chain) - 1.6%
  325,000      The Great Atlantic & Pacific Tea Co., Inc.     $    9,993,750
  175,000      Hannaford Brothers Co.                              7,634,375
  300,000      Winn-Dixie Stores, Inc.                            10,743,750
                                                              --------------
                                                              $   28,371,875
                                                              --------------
               Service (Employment) - 0.6%
  953,000      Modis Professional Services Inc.*              $   11,019,062
                                                              --------------
               Specialty Printing - 1.3%
1,400,000      John H. Harland Co.                            $   23,187,500
                                                              --------------
               Total Consumer Staples                         $  237,990,937
                                                              --------------
               Energy - 4.5%
               Oil (Domestic Integrated) - 1.0%
  625,000      Conoco Inc.                                    $   16,953,125
                                                              --------------
               Oil & Gas (Drilling & Equipment) - 0.5%
  900,000      R & B Falcon Corp.*                            $    9,000,000
                                                              --------------
               Oil & Gas (Production/Exploration) - 3.0%
  525,000      Apache Corp.                                   $   16,110,938
  300,400      Burlington Resources Inc.                          13,837,175

12    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                 Value
            Oil & Gas (Production/Exploration) - (continued)
900,000     Ocean Energy Inc.*                                  $  8,381,250
950,000     Union Pacific Resources Group, Inc.                   13,300,000
                                                                ------------
                                                                $ 51,629,363
                                                                ------------
            Total Energy                                        $ 77,582,488
                                                                ------------
            Financial - 16.4%
            Banks (Regional) - 3.6%
398,600     Marshall & Ilsley Corp.                             $ 27,902,000
525,000     North Fork Bankcorporation, Inc.                      11,812,500
575,000     Southtrust Corp.                                      22,910,155
                                                                ------------
                                                                $ 62,624,655
                                                                ------------
            Financial (Diversified) - 2.1%
275,000     Equitable Companies, Inc.                           $ 18,510,938
400,000     SLM Holding Corp.                                     17,075,000
                                                                ------------
                                                                $ 35,585,938
                                                                ------------
            Insurance (Life/Health) - 1.5%
825,000     Conseco, Inc.                                       $ 26,039,063
                                                                ------------
            Insurance (Multi-Line) - 0.5%
200,000     Nationwide Financial Services, Inc.                 $  9,275,000
                                                                ------------
            Insurance (Property/Casualty) - 3.8%
500,000     20th Century Industries                             $  8,906,250
425,000     Allmerica Financial Corp.                             24,357,812
475,000     Financial Security Assurance Holdings Ltd.            27,134,375
200,000     HCC Insurance Holdings Inc.                            4,225,000
                                                                ------------
                                                                $ 64,623,437
                                                                ------------
            Investment Banking/Brokerage - 1.4%
500,000     Paine Webber Group, Inc.                            $ 23,468,750
                                                                ------------
            Investment Management - 0.2%
162,600     United Asset Management Corp.                       $  3,668,663
                                                                ------------
            Savings & Loan Companies - 3.3%
350,000     Astoria Financial Corp.                             $ 17,543,750
674,000     Charter One Financial Inc.                            21,062,500
425,000     Washington Mutual, Inc.                               17,478,125
                                                                ------------
                                                                $ 56,084,375
                                                                ------------
            Total Financial                                     $281,369,881
                                                                ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                   (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
               Healthcare - 4.6%
               Healthcare (Drugs/Generic & Others) - 0.6%
  250,000      Watson Pharmaceuticals, Inc.*                      $   10,125,000
                                                                  --------------
               Healthcare (Drugs/Major Pharmaceuticals) - 0.7%
  212,000      Pharmacia & Upjohn Inc.                            $   11,872,000
                                                                  --------------
               Healthcare (Hospital Management) - 2.8%
1,700,000      Columbia/HCA Healthcare Corp.                      $   41,968,750
  400,000      Health Management Associates, Inc.*                     6,250,000
                                                                  --------------
                                                                  $   48,218,750
                                                                  --------------
               Healthcare (Long Term Care) - 0.5%
  150,000      HCR/Manor Care, Inc.*                              $    4,162,500
1,000,000      Integrated Health Services, Inc.*                       4,812,500
                                                                  --------------
                                                                  $    8,975,000
                                                                  --------------
               Total Healthcare                                   $   79,190,750
                                                                  --------------
               Technology -  17.5%
               Communications Equipment - 2.6%
  200,000      ADC Telecommunications Inc.*                       $    9,562,500
  725,000      American Tower Corp.*                                  15,360,938
  725,000      Andrew Corp.*                                          10,104,687
  400,000      Alcatel Alsthom (A.D.R.)                                9,725,000
                                                                  --------------
                                                                  $   44,753,125
                                                                  --------------
               Computer (Hardware) - 3.1%
1,300,000      NCR Corp.*                                         $   53,300,000
                                                                  --------------
               Computer (Networking) - 1.5%
  500,000      3Com Corp.*                                        $   13,062,500
  550,000      Adaptec Inc.*                                          13,234,375
                                                                  --------------
                                                                  $   26,296,875
                                                                  --------------
               Computer (Software & Services) - 3.9%
  240,000      Intuit, Inc.*                                      $   20,670,000
  770,000      The Learning Company, Inc.*                            23,870,000
1,000,000      Novell, Inc.*                                          22,250,000
                                                                  --------------
                                                                  $   66,790,000
                                                                  --------------
               Electronic (Semiconductors) - 1.8%
  640,000      Analog Devices Inc.*                               $   22,480,000
  275,000      Etec Systems, Inc*                                      8,490,625
                                                                  --------------
                                                                  $   30,970,625
                                                                  --------------

14    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                        Value
               Services (Computer Systems) - 0.6%
  380,300      Keane, Inc.*                          $    9,436,194
                                                     --------------
               Services (Data Processing) - 1.7%
  700,000      First Data Corp.                      $   29,706,250
                                                     --------------
               Photography/Imaging - 2.3%
2,225,000      Imation Corp.*+                       $   39,354,688
                                                     --------------
               Total Technology                      $  300,607,757
                                                     --------------
               Transportation - 0.9%
               Air Freight - 0.4%
  150,000      CNF Transportation Inc.               $    6,553,125
                                                     --------------
               Railroads - 0.5%
  150,000      Union Pacific Corp.                   $    9,000,000
                                                     --------------
               Total Transportation                  $   15,553,125
                                                     --------------
               Utilities - 10.3%
               Electric Companies - 7.6%
  404,800      Allegheny Energy Inc.                 $   13,788,500
  400,000      Baltimore Gas & Electric Co.              11,250,000
  425,000      BEC Energy                                18,062,500
1,000,000      Citizens Utilities Co. (Class B)          10,062,500
  475,000      DPL, Inc.                                  8,490,625
  300,000      DQE, Inc.                                 12,356,250
  450,000      DTE Energy Co.                            18,365,625
  275,000      Florida Progress Corp.                    10,587,500
  200,000      GPU, Inc.                                  7,625,000
  350,000      Kansas City Power & Light Co.              9,362,500
  300,000      New Century Energies, Inc.                10,500,000
                                                     --------------
                                                     $  130,451,000
                                                     --------------
               Natural Gas - 2.7%
  400,000      El Paso Energy Corp.                  $   14,700,000
  416,000      KeySpan Energy Corp.                      11,128,000
  475,900      Questar Corp.                              8,655,431
  325,000      Sonat, Inc.                               11,618,750
                                                     --------------
                                                     $   46,102,181
                                                     --------------
               Total Utilities                       $  176,553,181
                                                     --------------
               TOTAL COMMON STOCKS
               (Cost $1,507,655,186)                 $1,675,662,688
                                                     --------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 4/30/99                                   (continued)
--------------------------------------------------------------------------------

   Principal
    Amount                                                         Value
                 TEMPORARY CASH INVESTMENTS - 2.5%
                 Commercial Paper - 2.5%
$18,570,000      Ford Motor Credit Co., 4.9%, 5/4/99      $   18,570,000
 23,858,000      Texaco, Inc. 4.84%, 5/3/99                   23,858,000
                                                          --------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $42,428,000)                       $   42,428,000
                                                          --------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $1,550,083,186)(a)                 $1,718,090,688
                                                          ==============

 * Non-income producing security.

 + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

(a) At April 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $1,552,894,716 was as follows:

    Aggregate gross unrealized gain for all investments in which
      there is an excess of value over tax cost                     $290,468,355
    Aggregate gross unrealized loss for all investments in which
      there is an excess of tax cost over value                     (125,272,383)
                                                                    ------------
    Net unrealized gain                                             $165,195,972
                                                                    ============

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 1999 aggregated $720,164,954 and $1,118,289,437, respectively.

16    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
BALANCE SHEET 4/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
    investments of $42,428,000) (cost $1,550,083,186)             $1,718,090,688
  Cash                                                                       426
  Receivables -
   Investment securities sold                                         39,341,181
   Fund shares sold                                                    2,241,699
   Dividends and interest                                              1,265,863
                                                                  --------------
    Total assets                                                  $1,760,939,857
                                                                  --------------
LIABILITIES:
  Payables -
   Investment securities purchased                                $   21,729,893
   Fund shares repurchased                                             5,006,737
  Due to affiliates                                                    1,982,390
  Accrued expenses                                                       224,087
                                                                  --------------
    Total liabilities                                             $   28,943,107
                                                                  --------------
NET ASSETS:
  Paid-in capital                                                 $1,459,417,013
  Accumulated undistributed net investment income                      3,112,848
  Accumulated undistributed net realized gain on investments         101,459,387
  Net unrealized gain on investments                                 168,007,502
                                                                  --------------
    Total net assets                                              $1,731,996,750
                                                                  ==============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $1,214,303,488/58,578,934 shares)             $        20.73
                                                                  ==============
  Class B (based on $478,158,528/23,792,438 shares)               $        20.10
                                                                  ==============
  Class C (based on $35,107,387/1,752,173 shares)                 $        20.04
                                                                  ==============
  Class Y (based on $4,427,347/214,035 shares)                    $        20.69
                                                                  ==============
MAXIMUM OFFERING PRICE:
  Class A                                                         $        21.99
                                                                  ==============

The accompanying notes are an integral part of these financial statements.   17

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $23,325)        $13,422,855
  Interest                                                      1,728,152
                                                              -----------
    Total investment income                                                     $ 15,151,007
                                                                                ------------
EXPENSES:
  Management fees                                             $ 5,903,443
  Transfer agent fees
   Class A                                                      1,649,723
   Class B                                                        841,197
   Class C                                                        112,267
   Class Y                                                            132
  Distribution fees
   Class A                                                      1,546,372
   Class B                                                      2,615,746
   Class C                                                        215,927
  Administrative fees                                             215,900
  Custodian fees                                                   61,256
  Registration fees                                                26,450
  Professional fees                                                59,988
  Printing                                                        122,280
  Fees and expenses of nonaffiliated trustees                      26,885
  Miscellaneous                                                    18,442
                                                              -----------
    Total expenses                                                              $ 13,416,008
    Less fees paid indirectly                                                       (149,896)
                                                                                ------------
    Net expenses                                                                $ 13,266,112
                                                                                ------------
    Net investment income                                                       $  1,884,895
                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments (including net realized
    loss of $176,479 from affiliated companies)                                 $104,547,319
  Change in net unrealized gain on investments                                   131,614,882
                                                                                ------------
   Net gain on investments                                                      $236,162,201
                                                                                ------------
   Net increase in net assets resulting from operations                         $238,047,096
                                                                                ============

18    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Six Months Ended 4/30/99 and the Year Ended 10/31/98

                                                         Six Months Ended       Year Ended
FROM OPERATIONS:                                             4/30/99           10/31/98
Net investment income                                    $    1,884,895      $    2,210,142
Net realized gain on investments                            104,547,319          88,383,725
Change in net unrealized gain on investments                131,614,882        (282,031,277)
                                                         --------------     ---------------
  Net increase (decrease) in net assets resulting
    from operations                                      $  238,047,096      $ (191,437,410)
                                                         --------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.02 and $0.10 per share, respectively)      $   (1,273,105)     $   (7,125,475)
  Class Y ($0.14 and $0.00 per share, respectively)             (27,357)                  -
Net realized gain:
  Class A ($0.92 and $2.25 per share, respectively)         (61,160,475)       (154,430,807)
  Class B ($0.92 and $2.25 per share, respectively)         (27,238,710)        (73,633,217)
  Class C ($0.92 and $2.25 per share, respectively)          (2,416,126)         (6,091,331)
  Class Y ($0.92 and $0.00 per share, respectively)            (184,005)                  -
                                                         --------------     ---------------
  Total distributions to shareholders                    $  (92,299,778)     $ (241,280,830)
                                                         --------------     ---------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  162,339,888      $  479,028,328
Reinvestment of distributions                                81,258,434         209,303,525
Cost of shares repurchased                                 (593,777,818)       (716,309,430)
                                                         --------------     ---------------
  Net decrease in net assets resulting from fund
    share transactions                                   $ (350,179,496)     $  (27,977,577)
                                                         --------------     ---------------
  Net decrease in net assets                             $ (204,432,178)     $ (460,695,817)
NET ASSETS:
Beginning of period                                       1,936,428,928       2,397,124,745
                                                         --------------     ---------------
End of period (including accumulated undistributed net
  investment income of $3,112,848 and $2,528,415,
  respectively)                                          $1,731,996,750      $1,936,428,928
                                                         ==============      ==============

CLASS A                               '99 Shares      '99 Amount            '98 Shares      '98 Amount
Shares sold                            6,102,092     $ 117,523,973           15,904,559     $343,579,340
Reinvestment of distributions          3,185,664        57,883,552            7,251,884      148,518,582
Less shares repurchased              (19,481,231)     (373,418,157)         (22,914,494)    (490,608,971)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)            (10,193,475)    $(198,010,632)             241,949     $  1,488,951
                                     ===========     =============          ===========     ============
CLASS B
Shares sold                            1,921,128     $  36,146,998            5,151,319     $109,379,552
Reinvestment of distributions          1,230,788        21,748,029            2,889,094       58,013,010
Less shares repurchased              (10,358,985)     (192,776,296)          (9,828,979)    (202,913,967)
                                     -----------     -------------          -----------     ------------
  Net decrease                        (7,207,069)    $(134,881,269)          (1,788,566)    $(35,521,405)
                                     ===========     =============          ===========     ============
CLASS C
Shares sold                              436,550     $   8,141,373              995,367     $ 20,998,898
Reinvestment of distributions             80,289         1,415,491              138,320        2,771,933
Less shares repurchased               (1,460,626)      (26,936,717)          (1,091,750)     (22,518,084)
                                     -----------     -------------          -----------     ------------
  Net increase (decrease)               (943,787)    $ (17,379,853)              41,937     $  1,252,747
                                     ===========     =============          ===========     ============
CLASS Y*
Shares sold                               26,681     $     527,544              223,052     $  5,070,538
Reinvestment of distributions             11,671           211,362                    -                -
Less shares repurchased                  (33,777)         (646,648)             (13,592)        (268,408)
                                     -----------     -------------          -----------     ------------
  Net increase                             4,575     $      92,258              209,460     $  4,802,130
                                     ===========     =============          ===========     ============

* Class Y shares were first publicly offered July 2, 1998.

The accompanying notes are an integral part of these financial statements.   19

                          Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                                                Six Months Ended     Year Ended
                                                                    4/30/99           10/31/98
CLASS A
Net asset value, beginning of period                             $    19.02         $    23.23
                                                                 ----------         ----------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.03         $     0.08
 Net realized and unrealized gain (loss) on investments                2.62              (1.94)
                                                                 ----------         ----------
   Net increase (decrease) from investment operations            $     2.65         $    (1.86)
Distributions to shareholders:
 Net investment income                                                (0.02)             (0.10)
 Net realized gain                                                    (0.92)             (2.25)
                                                                 ----------         ----------
Net increase (decrease) in net asset value                       $     1.71         $    (4.21)
                                                                 ----------         ----------
Net asset value, end of period                                   $    20.73         $    19.02
                                                                 ==========         ==========
Total return*                                                         14.61%             (8.74)%
Ratio of net expenses to average net assets                            1.23%**+           1.08%+
Ratio of net investment income (loss) to average net assets            0.44%**+           0.33%+
Portfolio turnover rate                                                  83%**              61%
Net assets, end of period (in thousands)                         $1,214,303         $1,308,335
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          1.21%**            1.07%
 Net investment income                                                 0.46%**            0.34%

                                                                 Year Ended      Year Ended    Year Ended    Year Ended
                                                                  10/31/97        10/31/96      10/31/95      10/31/94
CLASS A
Net asset value, beginning of period                             $    19.85      $   19.42      $ 17.26       $ 16.17
                                                                 ----------      ---------      -------       -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $     0.15      $    0.08      $  0.08       $ (0.05)
 Net realized and unrealized gain (loss) on investments                4.17           2.31         3.03          2.80
                                                                 ---------       ---------      -------       -------
   Net increase (decrease) from investment operations            $     4.32      $    2.39      $  3.11       $  2.75
Distributions to shareholders:
 Net investment income                                                (0.06)         (0.09)           -             -
 Net realized gain                                                    (0.88)         (1.87)       (0.95)        (1.66)
                                                                 ---------       ---------      -------       -------
Net increase (decrease) in net asset value                       $     3.38      $    0.43      $  2.16       $  1.09
                                                                 ---------       ---------      -------       -------
Net asset value, end of period                                   $    23.23      $   19.85      $ 19.42       $ 17.26
                                                                 ==========      =========      =======       =======
Total return*                                                         22.67%         13.12%       19.32%        19.03%
Ratio of net expenses to average net assets                            1.00%+        1.02%+       1.16%+        1.26%
Ratio of net investment income (loss) to average net assets            0.64%+        0.43%+       0.53%+       (0.44)%
Portfolio turnover rate                                                  63%           37%          59%           47%
Net assets, end of period (in thousands)                         $1,591,655     $1,299,611    $845,415       $405,904
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                          0.98%          1.00%        1.14%            -
 Net investment income                                                 0.66%          0.45%        0.55%            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.
20

                          Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
                          FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                                           Six Months Ended    Year Ended
                                                                4/30/99         10/31/98
CLASS B
Net asset value, beginning of period                         $    18.52        $  22.73
                                                             ----------        --------
Increase (decrease) from investment operations:
 Net investment loss                                         $    (0.09)       $  (0.10)
 Net realized and unrealized gain (loss) on investments            2.59           (1.86)
                                                             ----------        --------
   Net increase (decrease) from investment operations        $     2.50        $  (1.96)
Distributions to shareholders:
 Net investment income                                                -               -
 Net realized gain                                                (0.92)          (2.25)
                                                             ----------        --------
Net increase (decrease) in net asset value                   $     1.58        $  (4.21)
                                                             ----------        --------
Net asset value, end of period                               $    20.10        $  18.52
                                                             ==========        ========
Total return*                                                     14.17%          (9.42)%
Ratio of net expenses to average net assets                        2.03%* *+       1.85%+
Ratio of net investment loss to average net assets                (0.35)%**+      (0.43)%+
Portfolio turnover rate                                              83%**           61%
Net assets, end of period (in thousands)                     $  478,159        $574,259
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      2.02%* *        1.84%
 Net investment loss                                              (0.34)%**       (0.42)%

                                                            Year Ended     Year Ended     Year Ended       4/4/94 to
                                                             10/31/97       10/31/96       10/31/95        10/31/95
CLASS B
Net asset value, beginning of period                        $  19.53       $  19.20       $  17.20        $ 14.94
                                                            --------       --------       --------        -------
Increase (decrease) from investment operations:
 Net investment loss                                        $  (0.02)      $  (0.04)      $  (0.01)       $ (0.04)
 Net realized and unrealized gain (loss) on investments         4.10           2.26           2.96           2.30
                                                            --------       --------       --------        -------
   Net increase (decrease) from investment operations       $   4.08       $   2.22       $   2.95        $  2.26
Distributions to shareholders:
 Net investment income                                             -          (0.02)             -              -
 Net realized gain                                            ( 0.88)         (1.87)         (0.95)             -
                                                            --------       --------       --------        -------
Net increase (decrease) in net asset value                  $   3.20       $   0.33       $   2.00        $  2.26
                                                            --------       --------       --------        -------
Net asset value, end of period                              $  22.73       $  19.53       $  19.20        $ 17.20
                                                            ========       ========       ========        =======
Total return*                                                  21.70%         12.27%         18.42%         15.13%
Ratio of net expenses to average net assets                     1.76%+         1.79%+         1.93%+         2.04%**
Ratio of net investment loss to average net assets             (0.12)%+       (0.35)%+       (0.18)%+       (1.12)%**
Portfolio turnover rate                                           63%            37%            59%            47%
Net assets, end of period (in thousands)                    $745,258       $589,188       $311,672        $42,459
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   1.75%          1.78%          1.88%             -
 Net investment loss                                           (0.11)%        (0.34)%        (0.13)%            -

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                                 Six Months            Year             Year             1/31/96
                                                    Ended              Ended           Ended               to
                                                   4/30/99           10/31/98       10/31/97(a)         10/31/96
CLASS C
Net asset value, beginning of period            $ 18.49             $  22.69         $  19.53         $ 18.69
                                                -------             --------         --------         -------
Increase (decrease) from investment
  operations:
 Net investment loss                            $ (0.15)            $  (0.09)        $  (0.03)        $ (0.02)
 Net realized and unrealized gain
   (loss) on investments                           2.62                (1.86)            4.11            0.86
                                                -------             --------         --------         -------
  Net increase (decrease) from
    investment operations                       $  2.47             $  (1.95)        $   4.08         $  0.84
Distributions to shareholders:
 Net investment income                                -                    -           ( 0.04)              -
 Net realized gain                                (0.92)               (2.25)          ( 0.88)              -
                                                -------             --------         --------         -------
Net increase (decrease) in net
  asset value                                   $  1.55             $  (4.20)        $   3.16         $  0.84
                                                -------             --------         --------         -------
Net asset value, end of period                  $ 20.04             $  18.49         $  22.69         $ 19.53
                                                =======             ========         ========         =======
Total return*                                     14.03%               (9.38)%          21.74%           4.50%
Ratio of net expenses to average
  net assets                                       2.23%**+             1.84%+           1.75%+          1.79%**+
Ratio of net investment loss to
  average net assets                              (0.53)%**+           (0.43)%+         (0.15)%+        (0.39)%**+
Portfolio turnover rate                              83%**                61%              63%             37%
Net assets, end of period (in thousands)        $35,107             $ 49,842         $ 60,211         $27,202
Ratios assuming reduction for fees
  paid indirectly:
 Net expenses                                      2.22%**              1.83%            1.73%           1.74%**
 Net investment loss                              (0.52)%**            (0.42)%          (0.13)%         (0.34)**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
 +  Ratio assuming no reduction for fees paid indirectly.

22    The accompanying notes are an integral part of these financial statements.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 4/30/99
--------------------------------------------------------------------------------

                                                          Six Months Ended      7/2/98 to
                                                             4/30/99(a)          10/31/98
CLASS Y
Net asset value, beginning of period                         $ 19.06            $  23.00
                                                             -------            --------
Increase (decrease) from investment operations:
 Net investment income                                       $  0.09            $   0.04
 Net realized and unrealized gain (loss)
   on investments                                               2.60               (3.98)
                                                             -------            --------
Net increase (decrease) in net asset value                   $  2.69            $  (3.94)
Distributions to shareholders:
 Net investment income                                         (0.14)                  -
 Net realized gain                                             (0.92)                  -
                                                             -------            --------
Net increase (decrease) in net asset value                   $  1.63            $  (3.94)
                                                             -------            --------
Net asset value, end of period                               $ 20.69            $  19.06
                                                             =======            ========
Total return*                                                  14.87%             (17.13)%
Ratio of net expenses to average net assets                     0.72%**+            0.79%**+
Ratio of net investment income to average net assets            0.94**+             0.68%**+
Portfolio turnover rate                                           83%**               61%
Net assets, end of period (in thousands)                     $ 4,427            $  3,993
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                   0.71%**             0.78%**
 Net investment income                                          0.95%**             0.69%**

(a) The per share data presented above is based upon the average shares outstanding for the period presented.
 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, and the complete redemption of the investment at net asset value at the end of each period.
**  Annualized.
+   Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   23

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Capital Growth Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares--Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
   Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B. Federal Income Taxes
   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect wholly owned subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $222,464 in underwriting commissions on the sale of fund shares during the six months ended April 30, 1999.

D. Class Allocations
   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99                             (continued)
--------------------------------------------------------------------------------

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund, if any, with respect to each class of shares are calculated in the same manner, at the same time, on the same day and in the same amount, except that Class A, Class B, Class C, and Class Y shares bear different transfer agent and distribution fees.

2. Management Agreement
Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. PIM receives a basic fee that is calculated at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million; 0.65% of the next $500 million, and 0.625% of the excess over $1 billion. Effective May 1, 1999, the basic fee will be subject to a performance adjustment up to a maximum of +/- 0.10% based on the Fund's investment performance as compared with the Lipper Growth Funds Index.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At April 30, 1999, $949,157 was payable to PIM related to management fees, administrative and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $383,447 in transfer agent fees payable to PSC at April 30, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B and Class C shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $649,786 in distribution fees payable to PFD at April 30, 1999.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on certain net asset value purchases of Class A shares that are redeemed within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.0%. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 1999, CDSCs in the amount of $1,874,261 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended April 30, 1999, the Fund's expenses were reduced by $149,896 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended April 30, 1999, the Fund had no borrowings under this agreement.

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 4/30/99                             (continued)
--------------------------------------------------------------------------------

7. Affiliated Companies

The Fund may invest in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of April 30, 1999:

--------------------------------------------------------------------------------

                                                    Dividend
Affiliates                Purchases      Sales       Income        Value
----------------------- ------------- ----------- ----------- --------------
  Brush Wellman, Inc.    $        -    $304,271    $204,000    $12,501,875
  Cole National Corp.     1,799,446           -           -     13,020,000
  Imation Corp.                   -           -           -     39,354,688
                         ----------    --------    --------    -----------
                         $1,799,446    $304,271    $204,000    $64,876,563
                         ==========    ========    ========    ===========

--------------------------------------------------------------------------------

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Capital Growth Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Capital Growth Fund (the Fund) as of April 30, 1999, and the related statement of operations, the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Capital Growth Fund as of April 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 4, 1999

Pioneer Capital Growth Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice
Margaret B.W. Graham                  President
John W. Kendrick                      J. Rodman Wright, Vice President
Marguerite A. Piret                   John A. Boynton, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                            Income Funds
United States                           Taxable
Pioneer Capital Growth Fund             Pioneer America Income Trust
Pioneer Growth Shares                   Pioneer Bond Fund
Pioneer Micro-Cap Fund                  Pioneer Short-Term Income Trust
Pioneer Mid-Cap Fund                    Pioneer Strategic Income Fund
Pioneer Small Company Fund
                                        Tax-Free
International/Global                    Pioneer Tax-Free Income Fund
Pioneer Emerging Markets Fund
Pioneer Europe Fund                     Money Market Fund
Pioneer Indo-Asia Fund                  Pioneer Cash Reserves Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Retirement Account (IRA)
Traditional IRA

A Traditional IRA allows anyone under age 701/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

Contributions, up to $2,000 a year per person in earned income, are not tax-deductible, but earnings are tax-free for qualified withdrawals. You can contribute beyond age 701/2, although there are income limits for contributions at any age.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,000 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match Plan for Employees) IRA Plan

Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but with less testing and lower administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.


               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Based Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-based plans allocate contributions based on both age and salary. Age-based plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit-sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


               Most retirement plan withdrawals must meet specific
                         conditions to avoid penalties.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                            This page for your notes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                           This page for your notes.

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com




This report must be preceded or accompanied by a current
Fund prospectus.

[Pioneer logo] Pioneer Investment Management, Inc.
               60 State Street
               Boston, Massachusetts 02109
               www.pioneerfunds.com


              0699 - 6555
          (C) Pioneer Funds Distributor, Inc.
[Recycle bug] C Printed on Recycled Paper